Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of BioDelivery Sciences International, Inc., a Delaware corporation (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis E. O'Donnell, Jr., President, Chief Executive Officer and Chairman of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                           /s/ Francis E. O'Donnell, Jr.
                           -----------------------------------------------
                           Francis E. O'Donnell, Jr.
                           President, Chief Executive Officer and Chairman



March 28, 2003